UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2012

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As previously disclosed, Calumet Specialty Products Partners, L.P. (the “Partnership”), completed the acquisitions of (i) Royal Purple, Inc. on July 3, 2012 and (ii) Montana Refining Company, Inc. and an insignificant affiliated company on October 1, 2012.
This Amendment No. 2 amends the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on October 5, 2012, as further amended on December 4, 2012, to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.
The unaudited pro forma consolidated statement of operations of the Partnership for the year ended December 31, 2012 is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma consolidated statement of operations of the Partnership for the year ended December 31, 2012.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its general partner

Date: May 16, 2013	By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited pro forma consolidated statement of operations of the Partnership for the year ended December 31, 2012.